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                   COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

                                   PROSPECTUS

                               September 15, 2003

COUNTRY Investors Life Assurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of COUNTRY Investors Variable Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

 American Century-Registered Trademark-
   VP Ultra-Registered Trademark- Fund
 COUNTRY Mutual Funds Trust
   COUNTRY VP Balanced Fund
   COUNTRY VP Bond Fund
   COUNTRY VP Growth Fund
   COUNTRY VP Short-Term Bond Fund
 Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio -- Initial Share
    Class
   VIF Developing Leaders Portfolio -- Initial
    Share Class
   VIF Disciplined Stock Portfolio -- Initial
    Share Class
   VIF Growth and Income Portfolio -- Initial
    Share Class
   VIF International Equity Portfolio -- Initial
    Share Class
 EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
 Fidelity Variable Insurance Products Funds
   VIP Contrafund-Registered Trademark- Portfolio -- Initial Class VIP Growth Portfolio -- Initial Class
   VIP Growth & Income Portfolio -- Initial
    Class
   VIP Index 500 Portfolio -- Initial Class
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Overseas Portfolio -- Initial Class
 Franklin Templeton Variable Insurance
  Products Trust
   Franklin Real Estate Fund -- Class 2
   Franklin Small Cap Fund -- Class 2
   Franklin Small Cap Value Securities
    Fund -- Class 2
   Franklin U.S. Government Fund -- Class 2
   Mutual Shares Securities Fund -- Class 2
   Templeton Growth Securities
    Fund -- Class 2
 J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
 Summit Pinnacle Series
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
 T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
 T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Annuitization Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI's table of contents appears at the end of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

This prospectus sets forth information about the Company and Account you should know before investing. Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
     SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
                    COUNTRY Investors Life Assurance Company

                                  Home Office
                             1701 N. Towanda Avenue
                        Bloomington, Illinois 61702-2000

                        Variable Product Service Center
                                  PO Box 9239
                             Des Moines, Iowa 50306
                                 1-888-349-4658
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TABLE OF CONTENTS
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
                                                                 PAGE
                                                              -----------
FEE TABLES..................................................            3
SUMMARY OF THE CONTRACT.....................................           10
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................           13
      COUNTRY Investors Life Assurance Company..............           13
      IMSA..................................................           13
      COUNTRY Investors Variable Annuity Account............           13
      Investment Options....................................           14
      Addition, Deletion or Substitution of Investments.....           20
DESCRIPTION OF ANNUITY CONTRACT.............................           21
      Issuance of a Contract................................           21
      Premiums..............................................           21
      Free-Look Period......................................           22
      Allocation of Premiums................................           22
      Variable Accumulated Value............................           23
      Transfer Privilege....................................           24
      Partial Withdrawals and Surrenders....................           24
      Transfer and Withdrawal Options.......................           25
      Death Benefit Before Annuitization....................           27
      Death Benefit On or After Annuitization...............           29
      Proceeds at Annuitization.............................           29
      Payments..............................................           30
      Modification..........................................           30
      Reports to Owners.....................................           31
      Inquiries.............................................           31
THE DECLARED INTEREST OPTION................................           31
      Minimum Guaranteed and Current Interest Rates.........           31
      Transfers From Declared Interest Option...............           32
      Payment Deferral......................................           32
CHARGES AND DEDUCTIONS......................................           32
      Surrender Charge (Contingent Deferred Sales Charge)...           32
      Annual Administrative Charge..........................           33
      Transfer Processing Fee...............................           33
      Guaranteed Minimum Death Benefit Endorsement..........           34
      Incremental Death Benefit Rider.......................           34
      Mortality and Expense Risk Charge.....................           34
      Investment Option Expenses............................           34
      Premium Taxes.........................................           34
      Other Taxes...........................................           34
SETTLEMENT OPTIONS..........................................           35
      Description of Settlement Options.....................           35
      Election of Settlement Options and Annuity Payments...           36
YIELDS AND TOTAL RETURNS....................................           39
FEDERAL TAX MATTERS.........................................           40
      Introduction..........................................           40
      Tax Status of the Contract............................           41
      Taxation of Annuities.................................           42
      Transfers, Assignments or Exchanges of a Contract.....           44
      Withholding...........................................           44
      Multiple Contracts....................................           44

                                                                 PAGE
                                                              -----------
      Taxation of Qualified Contracts.......................           44
      Possible Charge for the Company's Taxes...............           47
      Other Tax Consequences................................           47
DISTRIBUTION OF THE CONTRACTS...............................           47
LEGAL PROCEEDINGS...........................................           48
VOTING RIGHTS...............................................           48
FINANCIAL STATEMENTS........................................           48
DEFINITIONS.................................................           49
CALCULATING VARIABLE ANNUITY PAYMENTS.......................   Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......      SAI-TOC

            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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FEE TABLES
--------------------------------------------------------------------------------

    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

                                                         GUARANTEED
OWNER TRANSACTION EXPENSES                             MAXIMUM CHARGE            CURRENT CHARGE
Surrender Charge (as a percentage of amount       7%                        7%
withdrawn or surrendered)(1)
Transfer Processing Fee(2)                        $25                       $10
Illustrative Report Fee(3)                        $25 per report            $0 per report

(1) The surrender charge is only assessed during the first seven Contract Years. The surrender charge declines to 0% in the eighth Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

(2) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

(3) We may assess a charge of $25 for each Illustrative Report you request after the Contract Date.

   The next two tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

                                                         GUARANTEED
PERIODIC CHARGES                                       MAXIMUM CHARGE            CURRENT CHARGE
Annual Administrative Charge(4)                   $45                       $30
Separate Account Annual Expenses (as a
percentage of average variable accumulated
value)
  Mortality and Expense Risk Charge               1.40%                     1.20%
  Total Separate Account Annual Expenses          1.40%                     1.20%
Optional Guaranteed Minimum Death Benefit         0.20%                     0.20%
Endorsement Charge(5) (as a percentage of
Accumulated Value)
Optional Incremental Death Benefit Rider          0.30%                     0.20%
Charge(5) (as a percentage of Accumulated Value)

(4) We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date.

(5) We deduct the charges for the Guaranteed Minimum Death Benefit Endorsement and Incremental Death Benefit Rider on each Contract Anniversary.

   The table below shows the minimum and maximum total operating expenses charged by any of the Investment Options that you may pay periodically during the time that you own the Contract. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(6)

                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.31%       2.69%
Total Annual Investment Option Operating Expenses After
Contractual Fee Waiver or Reimbursement(7)                     0.31%       1.25%

(6) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:

                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.28%       1.15%

(7) The "Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. Eight Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" below for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)

                                                                 TOTAL EXPENSES      TOTAL AMOUNT OF
                                                               (BEFORE CONTRACTUAL   CONTRACTUAL FEE    TOTAL EXPENSES (AFTER
                              ADVISORY    OTHER      12B-1       FEE WAIVERS OR        WAIVERS OR      CONTRACTUAL FEE WAIVERS
INVESTMENT OPTION               FEE      EXPENSES     FEES       REIMBURSEMENTS)     REIMBURSEMENTS      OR REIMBURSEMENTS)
American Century
  VP Ultra-Registered
  Trademark- Fund              1.00%      0.00%      0.00%            1.00%                0.00%                1.00%(1)(2)
COUNTRY Mutual Funds Trust
  COUNTRY VP Balanced Fund     0.75%      0.56%      0.00%            1.31%                0.41%                0.90%(3)
  COUNTRY VP Bond Fund         0.75%      0.48%      0.00%            1.23%                0.53%                0.70%(3)
  COUNTRY VP Growth Fund       0.75%      0.56%      0.00%            1.31%                0.41%                0.90%(3)
  COUNTRY VP Short-Term Bond
  Fund                         0.50%      0.48%      0.00%            0.98%                0.28%                0.70%(3)
Dreyfus
  VIF Appreciation
  Portfolio -- Initial Share
  Class                        0.75%      0.03%      0.00%            0.78%                0.00%                0.78%
  VIF Developing Leaders
  Portfolio -- Initial Share
  Class                        0.75%      0.06%      0.00%            0.81%                0.00%                0.81%
  VIF Disciplined
  Stock Portfolio -- Initial
  Share Class                  0.75%      0.08%      0.00%            0.83%                0.00%                0.83%
  VIF Growth and Income
  Portfolio -- Initial Share
  Class                        0.75%      0.05%      0.00%            0.80%                0.00%                0.80%
  VIF International Equity
  Portfolio -- Initial Share
  Class                        0.75%      0.39%      0.00%            1.14%                0.00%                1.14%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio          0.20%      0.11%      0.00%            0.31%                0.00%                0.31%
  High Grade Bond Portfolio    0.30%      0.16%      0.00%            0.46%                0.00%                0.46%
  Managed Portfolio            0.45%      0.13%      0.00%            0.58%                0.00%                0.58%
  Money Market Portfolio       0.25%      0.27%      0.00%            0.52%                0.00%                0.52%
  Strategic Yield Portfolio    0.45%      0.16%      0.00%            0.61%                0.00%                0.61%

                                                                 TOTAL EXPENSES      TOTAL AMOUNT OF
                                                               (BEFORE CONTRACTUAL   CONTRACTUAL FEE    TOTAL EXPENSES (AFTER
                              ADVISORY    OTHER      12B-1       FEE WAIVERS OR        WAIVERS OR      CONTRACTUAL FEE WAIVERS
INVESTMENT OPTION               FEE      EXPENSES     FEES       REIMBURSEMENTS)     REIMBURSEMENTS      OR REIMBURSEMENTS)
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio
  -- Initial Class             0.58%      0.10%      0.00%            0.68%                0.00%                0.68%(4)
  VIP Growth Portfolio --
  Initial Class                0.58%      0.09%      0.00%            0.67%                0.00%                0.67%(4)
  VIP Growth & Income
  Portfolio -- Initial Class   0.48%      0.11%      0.00%            0.59%                0.00%                0.59%(4)
  VIP Index 500 Portfolio --
  Initial Class                0.24%      0.09%      0.00%            0.33%                0.00%                0.33%(5)
  VIP Mid Cap Portfolio --
  Service Class 2              0.58%      0.12%      0.25%            0.95%                0.00%                0.95%(4)
  VIP Overseas Portfolio --
  Initial Class                0.73%      0.17%      0.00%            0.90%                0.00%                0.90%(4)
Franklin Templeton
  Franklin Real Estate
  Fund -- Class 2              0.53%      0.04%      0.25%            0.82%                0.00%                0.82%(6)(7)
  Franklin Small Cap
  Fund -- Class 2              0.53%      0.31%      0.25%            1.09%                0.00%                1.09%(6)(7)(8)
  Franklin Small Cap Value
  Securities Fund -- Class 2   0.59%      0.20%      0.25%            1.04%                0.00%                1.04%(6)(7)(8)
  Franklin U.S. Government
  Fund -- Class 2              0.50%      0.04%      0.25%            0.79%                0.00%                0.79%(7)
  Mutual Shares Securities
  Fund -- Class 2              0.60%      0.21%      0.25%            1.06%                0.00%                1.06%(7)(8)
  Templeton Growth
  Securities Fund -- Class 2   0.81%      0.06%      0.25%            1.12%                0.00%                1.12%(7)
J. P. Morgan Series Trust II
  JPMorgan Mid Cap Value
  Portfolio                    0.70%      1.99%      0.00%            2.69%                1.44%                1.25%(9)
  JPMorgan Small Company
  Portfolio                    0.60%      0.56%      0.00%            1.16%                0.01%                1.15%
Summit Pinnacle Series
  Russell 2000 Small Cap
  Index Portfolio              0.35%      0.98%      0.00%            1.33%                0.58%                0.75%(10)
  S&P MidCap 400 Index
  Portfolio                    0.30%      0.51%      0.00%            0.81%                0.21%                0.60%(10)

                                                                 TOTAL EXPENSES      TOTAL AMOUNT OF
                                                               (BEFORE CONTRACTUAL   CONTRACTUAL FEE    TOTAL EXPENSES (AFTER
                              ADVISORY    OTHER      12B-1       FEE WAIVERS OR        WAIVERS OR      CONTRACTUAL FEE WAIVERS
INVESTMENT OPTION               FEE      EXPENSES     FEES       REIMBURSEMENTS)     REIMBURSEMENTS      OR REIMBURSEMENTS)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio      0.85%      0.00%      0.00%            0.85%                0.00%                0.85%(11)
  Mid-Cap Growth Portfolio     0.85%      0.00%      0.00%            0.85%                0.00%                0.85%(11)
  New America
  Growth Portfolio             0.85%      0.00%      0.00%            0.85%                0.00%                0.85%(11)
  Personal Strategy Balanced
  Portfolio                    0.90%      0.00%      0.00%            0.90%                0.00%                0.90%(11)
T. Rowe Price International Series, Inc.
  International Stock
  Portfolio                    1.05%      0.00%      0.00%            1.05%                0.00%                1.05%(11)

(1) The manager provides the Fund with the investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

(3) As of December 31, 2002, the Fund had not yet commenced operations; therefore, the information shown for other expenses is based on estimated amounts for the current fiscal year.

(4) Total expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.61%, Growth & Income Portfolio 0.58%, Mid Cap Portfolio 0.88% and Overseas Portfolio 0.86%.

(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.

(6) The Fund administration fee is paid indirectly through the management fee.

(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(8) For the Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund, the manager had agreed in advance to make estimated reductions of 0.05%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission, are permanent. Including these reductions, total expenses presented in the preceding table would have been 1.04%, 1.01% and 1.05%, respectively.

(9) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has agreed to reimburse certain expenses if they exceed a certain level. In addition, other service providers of the Mid Cap Value Portfolio may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Including these waivers and reimbursements, total expenses would have been 1.00% for the Mid Cap Value Portfolio.

(10) The Fund's adviser has contractually agreed to pay other expenses to the extent they exceed 0.30% of the MidCap 400 Index Portfolio and 0.40% of the Russell 2000 Small Cap Index Portfolio. These waivers are permanent and can only be reduced upon the approval of the Funds' Board of Trustees and an affirmative proxy vote of the Funds' contract owners.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, Investment Option fees and expenses, the Guaranteed Minimum Death Benefit Endorsement charge and the Incremental Death Benefit Rider charge.

    Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

    EXAMPLE 1

    The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1. If you surrender your Contract at the end of the applicable time period:

 1 YEAR      3 YEARS
 $1,161      $2,087

    2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4(1):

 1 YEAR      3 YEARS
  $859       $1,379

    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

 1 YEAR      3 YEARS
  $458       $1,379

    EXAMPLE 2

    The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1. If you surrender your Contract at the end of the applicable time period:

 1 YEAR      3 YEARS
  $940       $1,440

    2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4(1):

 1 YEAR      3 YEARS
  $632        $680

    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

 1 YEAR      3 YEARS
  $220        $680

    EXAMPLE 3

    The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you DID NOT ELECT either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1. If you surrender your Contract at the end of the applicable time period:

 1 YEAR      3 YEARS
 $1,123      $1,981

    2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4(1):

 1 YEAR      3 YEARS
  $821       $1,264

    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

 1 YEAR      3 YEARS
  $418       $1,264

    EXAMPLE 4

    The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you DID NOT ELECT either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1. If you surrender your Contract at the end of the applicable time period:

 1 YEAR      3 YEARS
  $903       $1,328

    2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4(1):

 1 YEAR      3 YEARS
  $593        $559

    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

 1 YEAR      3 YEARS
  $181        $559

    (1) The example reflects an annuity payment period of five years under either fixed annuity settlement option 2 or 4. If a shorter annuity payment period were chosen, the expenses reflected in the example would have been higher. Conversely, if a longer annuity payment period were chosen, the expenses for the 1 year period would have been lower and the expenses for the 3 year period would have remained the same. See "CHARGES AND DEDUCTION--Surrender Charge (Contingent Deferred Sales Charge)--SURRENDER CHARGE AT ANNUITIZATION."

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

    ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with a maximum issue age of 99 for Annuitants (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

        - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

        - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

    FREE-LOOK PERIOD. You have the right to return the Contract within 30 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date the Company receives the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted under the Contract.

    PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.") We retain the right to approve premium amounts greater than $250,000.

    ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

        - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

        - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

    TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

        - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25.)

    PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

    SURRENDER. You may surrender your Contract upon written notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY
    CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

    DEATH BENEFIT. We will pay a death benefit if the Annuitant dies prior to the Annuitization Date. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        (1) the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

        (2)  the Accumulated Value.

    You may enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement and/or the Incremental Death Benefit Rider. See "DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before Annuitization--GUARANTEED MINIMUM DEATH BENEFIT ENDORSEMENT, and--INCREMENTAL DEATH BENEFIT RIDER" for descriptions of the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider.

CHARGES AND DEDUCTIONS

    Your Contract will be assessed the following charges and deductions:

    SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER").

        CONTRACT YEAR        SURRENDER CHARGE
           IN WHICH         AS A PERCENTAGE OF
      WITHDRAWAL OCCURS      AMOUNT WITHDRAWN
     1                              7%
     2                              7
     3                              7
     4                              6
     5                              5
     6                              4
     7                              2
     8 and after                    0

    In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

    We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

    You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive notification, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.

    ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). (This charge is guaranteed not to exceed $45.) We currently waive this charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

    We may terminate this waiver at any time.

    TRANSFER PROCESSING FEE. We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25.)

    MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.20% (approximately 0.81% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
    DEDUCTIONS--Mortality and Expense Risk Charge"). (This charge is guaranteed not to exceed 1.40% annually.)

    GUARANTEED MINIMUM DEATH BENEFIT ENDORSEMENT. We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) See "CHARGES AND DEDUCTIONS--Guaranteed Minimum Death Benefit Endorsement."

    INCREMENTAL DEATH BENEFIT RIDER. We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) See "CHARGES AND DEDUCTIONS--Incremental Death Benefit Rider."

    INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 5 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

    At any time prior to the Annuitization Date you may choose to have the Cash Surrender Value distributed to you as follows:

        -   under a settlement option, or

        -   in a lump sum (see "SETTLEMENT OPTIONS").

FEDERAL TAX MATTERS

    The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

    The Company was incorporated on October 13, 1981 as a stock life insurance company in the State of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 33 states: Alaska, Arizona, Arkansas, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Washington, West Virginia, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

    On April 17, 2002, we established the Account pursuant to the laws of the State of Illinois. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company. Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently 36 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra-Registered Trademark- Fund    -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.

COUNTRY MUTUAL FUNDS TRUST. COUNTRY Trust Bank is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
COUNTRY VP Balanced Fund               -  This Fund seeks growth of capital and current income by investing in a mix of stocks and bonds. Stocks include
                                          common, preferred and convertible preferred. Bonds
                                          include convertibles, short-term interest-bearing
                                          obligations, U.S. Government securities, corporate,
                                          mortgage-backed and asset-backed securities. The mix of
                                          stocks and bonds varies in response to market conditions.
                                          The Fund ordinarily limits its common stock investments
                                          to no more than 75 percent of total assets. The Fund
                                          ordinarily invests at least 25 percent of its assets in
                                          fixed income securities.

PORTFOLIO                              INVESTMENT OBJECTIVE
COUNTRY VP Bond Fund                   -  This Fund seeks maximum total return consistent with
                                          preservation of capital. To pursue its goal, the Fund
                                          invests in a portfolio of bonds and other debt
                                          obligations and maintains a dollar-weighted average
                                          maturity of more than five years.
COUNTRY VP Growth Fund                 -  This Fund seeks growth of capital. Dividend income, if
                                          any, will be incidental to this goal. The Fund invests
                                          primarily in common stocks and other equity securities of
                                          well-established, large-capitalization companies,
                                          domestic and foreign (which generally have $5 billion of
                                          market value or more), that are determined to have
                                          above-average long-term growth potential.
COUNTRY VP Short-Term Bond Fund        -  This Fund seeks a high level of current income consistent with preservation of capital and maintenance of
                                          liquidity. The Fund invests mainly in a portfolio of
                                          bonds and other debt obligations and expects to maintain
                                          a duration of less than three years.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests in common stocks focusing on blue chip companies
                                          with total market values of more than $5 billion at the
                                          time of purchase, including multi-national companies.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital appreciation. To
Developing Leaders Portfolio--Initial     pursue this goal, under normal circumstances, the
Share Class                               Portfolio invests primarily in small cap companies. Small
                                          cap companies are defined as those with total market
                                          values of less than $2 billion at the time of purchase.
                                          The Portfolio seeks companies characterized by new or
                                          innovative products, services or processes having the
                                          potential to enhance earnings or revenue growth.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio normally invests at least 80% of its assets
                                          in stocks chosen through a disciplined investment process
                                          to create a blended portfolio of growth and value stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk. To pursue this goal, the
                                          Portfolio invests primarily in stocks, bonds and money
                                          market instruments of domestic and foreign issuers.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth. To pursue this goal,
International Equity                      the Portfolio invests in growth stocks of foreign
Portfolio--Initial Share Class            companies. Normally, the Portfolio invests at least 80%
                                          of its assets in stocks, including common stocks and
                                          convertible securities, including those issued in initial
                                          public offerings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in debt
                                          and income-bearing securities rated Baa or lower by
                                          Moody's Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio --   -  This Portfolio seeks long-term capital appreciation. The
Initial Class                             Portfolio normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities. The
                                          Portfolio invests in securities of companies whose value
                                          the adviser believes is not fully recognized by the
                                          public.
Fidelity VIP Growth Portfolio --       -  This Portfolio seeks capital appreciation. The Portfolio
Initial Class                             invests primarily in common stocks, however, it is not
                                          restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio -- Initial Class                combination of current income and capital appreciation.
                                          The Portfolio expects to invest the majority of its
                                          assets in domestic and foreign equity securities, with a
                                          focus on those that pay current dividends and show
                                          potential earnings growth. However, the Portfolio may buy
                                          debt securities as well as equity securities that are not
                                          currently paying dividends, but offer prospects for
                                          capital appreciation or future income.
Fidelity VIP Index 500 Portfolio --    -  This Portfolio seeks to provide investment results that
Initial Class                             correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio --      -  This Portfolio seeks long-term growth of capital. The
Service Class 2                           Portfolio normally invests at least 80% of its total
                                          assets in securities of companies with medium market
                                          capitalizations. The investment adviser invests primarily
                                          in common stocks.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Overseas Portfolio --     -  This Portfolio seeks long-term growth of capital.
Initial Class                             Normally, at least 80% of the Portfolio's total assets
                                          will be invested in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. The Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Real Estate Fund --           -  This Fund seeks capital appreciation, with current income
Class 2                                   as a secondary goal. The Fund normally invests at least
                                          80% of its net assets in investments of companies
                                          operating in the real estate sector. The Fund invests
                                          primarily in equity real estate investment trusts
                                          (REITs).
Franklin Small Cap Fund -- Class 2     -  This Fund seeks long-term capital growth. The Fund
                                          normally invests at least 80% of its net assets in
                                          investments of small capitalization companies. For this
                                          Fund, small cap companies are those with market
                                          capitalization values not exceeding: (i) $1.5 billion; or
                                          (ii) the highest market capitalization value in the
                                          Russell 2000-Registered Trademark- Index; whichever is
                                          greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. The Fund normally
Fund -- Class 2                           invests at least 80% of its net assets in investments of
                                          small capitalization companies. For this Fund, small cap
                                          companies are those with market cap values not exceeding
                                          $2.5 billion at the time of purchase. The Fund's manager
                                          invests in small companies that it believes are
                                          undervalued.
Franklin U.S. Government Fund --       -  This Fund seeks income. The Fund normally invests at
Class 2                                   least 80% of its net assets in U.S. government
                                          securities, primarily in fixed and variable rate
                                          mortgage-backed securities, a substantial portion of
                                          which is in Ginnie Maes.
Mutual Shares Securities Fund --       -  This Fund seeks capital appreciation with income as a
Class 2                                   secondary goal. The Fund normally invests mainly in U.S.
                                          equity securities that the Fund's manager believes are
                                          available at market prices less than their intrinsic
                                          value based on certain recognized or objective criteria,
                                          including undervalued stocks, restructuring companies and
                                          distressed companies.
Templeton Growth Securities Fund --    -  This Fund seeks long-term capital growth. The Fund
Class 2                                   normally invests mainly in equity securities of companies
                                          located anywhere in the world, including those in the
                                          U.S. and in emerging markets.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing at least 80% of the value of its assets in a
                                          broad portfolio of common stocks of companies with market
                                          capitalizations of $1 billion to $20 billion at the time
                                          of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing at least 80% of the value of its assets in
                                          small U.S. companies whose market capitalizations are
                                          equal to those within the universe of the S&P SmallCap
                                          600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".

PORTFOLIO                              INVESTMENT OBJECTIVE
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. COUNTRY Capital Management Company, the principal underwriter of the Contracts, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of COUNTRY Capital Management Company ("COUNTRY Capital"), a broker-dealer having a selling agreement with COUNTRY Capital or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Variable Product Service Center. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract. We apply a maximum issue age of 99 for Annuitants.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and prior to the Annuitization Date. We retain the right to approve minimum initial premium amounts greater than $250,000.

    You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Variable Product Service Center.

    If mandated under applicable law, the Company may be required to reject a premium payment.
--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 30 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted from the Account.
--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Variable Product Service Center of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

        - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Variable Product Service Center, unless the allocation percentages are changed.

        - You may change your allocation instructions at any time by sending written notice to the Variable Product Service Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

        (a)   is the net result of:

             1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

             2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

             3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

             4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

             5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

        (b) is the number of units outstanding at the end of the preceding valuation period.

--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Variable Product Service Center.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option and are limited to no more than four transfers in a Contract Year. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25.)

        - We allow an unlimited number of transfers among or between the Subaccounts.

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

    We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

    CAUTION: Telephone transfer priveleges may not always be available. Telephone systems, whether yours, your service provider's or you registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Variable Product Service Center.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the Annuitization Date.

        -   The minimum amount which you may partially withdraw is $500.

        - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Variable Product Service Center. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. Any applicable surrender charge will be deducted from your remaining Accumulated Value. You may make a partial withdrawal or surrender without incurring a surrender charge if you qualify for the waiver of surrender charge associated with confinement to an extended care facility. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE and --WAIVER OF THE SURRENDER CHARGE.")

    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Variable Product Service Center.

    Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Cash Surrender Value within seven days of our receipt of your original written request at our Variable Product Service Center.

    SURRENDER. You may surrender your Contract upon written notice on or before the Annuitization Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your written request and your Contract at our Variable Product Service Center. You may choose to have the Cash Surrender Value distributed to you as follows:

        -   under a settlement option, or

        -   in a lump sum.

    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."
--------------------------------------------------------------------------------

TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Variable Product Service Center. The options selected will remain in effect until we receive a written termination request from you at our Variable Product Service Center.

    AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Contract Year to match your Contract's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

        - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is free and is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with dollar cost averaging program.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

        - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

        - This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $100.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

        - After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."

        - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

        - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

        - You may change the amount and frequency upon written request to our Variable Product Service Center.

        - This feature cannot be utilized in combination with dollar cost averaging program.

    We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE ANNUITIZATION

    DEATH OF OWNER. If an Owner dies prior to the Annuitization Date, any surviving joint Owner becomes the sole Owner. If there is no surviving joint Owner, the contingent Owner, if any, becomes the new Owner. If there is no surviving joint or contingent Owner, the Owner's estate becomes the new Owner. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

    The surviving Owners or new Owners are afforded the following options:

        1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner and all applicable surrender charges will be waived.

        2. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner and elects payment of the death benefit or the surviving Owner or the new Owner is not the spouse of the deceased Owner, he or she must either:

             (a) elect to receive the Cash Surrender Value in a single sum within 5 years of the deceased Owner's death, or

             (b) elect to receive the Cash Surrender Value paid out under an annuity settlement option, with payments beginning within one year after the date of the deceased Owner's death and with payments being made over the lifetime of the surviving Owner, or over a period that does not exceed the life expectancy of the surviving Owner.

    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Cash Surrender Value is paid.

    Other rules may apply to a Qualified Contract.

    DEATH OF AN ANNUITANT. If the Annuitant dies before the Annuitization Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

    We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

        -   the Accumulated Value.

    If the Beneficiary is the deceased Annuitant's surviving spouse, the Beneficiary may continue the Contract as the new Owner and Annuitant and all applicable surrender charges will be waived. If the Beneficiary elects payment of the death benefit:

        (a) he or she may elect to receive the payment of the death benefit proceeds in a single sum within 5 years of the deceased Annuitant's death, or

        (b) he or she may elect to receive the death benefit proceeds under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Annuitant's death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

    If the Beneficiary is not the spouse of the deceased Annuitant, the Beneficiary must receive payment under either (a) or (b) above. We do not pay a death benefit if the Annuitant dies after the Annuitization Date.

    If any Owner is not an individual, the death of an Annuitant shall be treated as the death of an Owner.

    GUARANTEED MINIMUM DEATH BENEFIT ENDORSEMENT. The Guaranteed Minimum Death Benefit Endorsement enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. We will determine the guaranteed minimum death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.

    On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount:
    (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reduction; or (2) the then current Accumulated Value.

    We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Annuitant's 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

        (a)   is the death benefit immediately prior to withdrawal;

        (b) is the amount of the partial withdrawal (including applicable surrender charges); and

        (c)   is the Accumulated Value immediately prior to withdrawal.

    The Guaranteed Minimum Death Benefit Endorsement may not be available in all states. (A registered representative can provide information on the availability of this endorsement.) If you elect this endorsement, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS--Guaranteed Minimum Death Benefit Endorsement"). This charge is guaranteed not to exceed 0.20% of the Accumulated Value.

    Other rules may apply to a Qualified Contract.

    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract or the Guaranteed Minimum Death Benefit Endorsement, if elected. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS--Incremental Death Benefit Rider"). (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) This rider is not available on Qualified Contracts.

    The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

        (a)   is the Accumulated Value; and

        (b) is the sum of all premium payments less the sum of all partial withdrawals.

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


               TOTAL       ACCUMULATED                               INCREMENTAL
DATE       PREMIUMS PAID      VALUE        GAIN     DEATH BENEFIT   DEATH BENEFIT
5/1/2004     $100,000       $100,000           $0     $100,000              $0
5/1/2024     $100,000       $450,000     $350,000     $450,000         $50,000

    If we receive Due Proof of Death on May 1, 2024, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.
--------------------------------------------------------------------------------

DEATH BENEFIT ON OR AFTER ANNUITIZATION

    If an Owner dies on or after the Annuitization Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Annuitization Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS AT ANNUITIZATION

    You select the date your Contract is annuitized (the Annuitization Date). For Qualified Contracts, annuitization must begin no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

    At annuitization, we will apply the proceeds attributable to the Declared Interest Option under a life income fixed annuity settlement option with ten years guaranteed and the proceeds attributable to the Subaccounts under a life income variable annuity with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See "SETTLEMENT OPTIONS.") If a settlement option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value at annuitization.

    You may change the Annuitization Date at any time before distribution payments begin, subject to these limitations:

        - we must receive a written notice at our Variable Product Service Center at least 30 days before the Annuitization Date; and

        -   the Annuitization Date requested must be a date that is at least
            30 days after receipt of the written notice.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Variable Product Service Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of Owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

    If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.
--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.

--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Variable Product Service Center if you have any questions regarding your Contract.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        - amounts allocated and transferred to the Declared Interest Option, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION

    You may transfer amounts from the Declared Interest Option to any or all of the Subaccounts no more than four times in a Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.
--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

CONTRACT YEAR IN WHICH  CHARGE AS PERCENTAGE OF
  WITHDRAWAL OCCURS        AMOUNT WITHDRAWN
1                                   7%
2                                   7
3                                   7
4                                   6
5                                   5
6                                   4
7                                   2
8 and after                         0

    If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Cash Surrender Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn. Amounts deducted to pay the surrender charge on partial withdrawals are not subject to the surrender charge.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

    SURRENDER CHARGE AT ANNUITIZATION. We may assess a surrender charge against your Accumulated Value on the Annuitization Date. We do not apply a surrender charge if you elect to receive fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option. If you elect fixed annuity payments under settlement options 2 or 4, we add the fixed number of years for which payments will be made under the settlement option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

    WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive written notification, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.
--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

    We may terminate this waiver at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE

    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee. (This charge is guaranteed not to exceed $25.)

--------------------------------------------------------------------------------

GUARANTEED MINIMUM DEATH BENEFIT ENDORSEMENT

    We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.
--------------------------------------------------------------------------------

INCREMENTAL DEATH BENEFIT RIDER

    We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.20% (daily rate of 0.0032682%) (approximately 0.81% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks. (This charge is guaranteed not to exceed 1.40% annually.)

    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies prior to the Annuitization Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

    The accumulation phase of your Contract ends on the date you select to annuitize your Contract (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds at Annuitization"). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. Should you not elect a settlement option on the Annuitization Date, proceeds attributable to the Declared Interest Option will be paid as a life income fixed annuity with payments guaranteed for ten years and proceeds attributable to the Subaccounts will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either:
    (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

    Prior to the Annuitization Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a settlement option agreement to be issued for the settlement option. The settlement option agreement will show the rights and benefits of the payee(s) under the settlement option selected.

    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or fixed interest option to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------

DESCRIPTION OF SETTLEMENT OPTIONS

    Fixed Settlement Options:

    OPTION 1--INTEREST PAYMENT OPTION. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--FIXED TIME PAYMENT OPTION. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

    OPTION 3--LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments during the payee's lifetime. The three variations are:

          (a) STRAIGHT LIFE. No specific number of payments is guaranteed. Payments stop when the payee dies.

          (b) LIFE INCOME WITH REFUND. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

          (c) LIFE INCOME WITH PERIOD CERTAIN. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

    OPTION 4--FIXED AMOUNT PAYMENT OPTION. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

    Variable Settlement Options:

    OPTION A--PAYMENT OF LIFE INCOME. The proceeds are paid in varying amounts during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION B--PAYMENT OF JOINT AND SURVIVOR LIFE INCOME. The proceeds are paid in varying installments while one or both payees live.

    Alternate Settlement Options:

    The Company may make available alternative settlement options.
--------------------------------------------------------------------------------

ELECTION OF SETTLEMENT OPTIONS AND ANNUITY PAYMENTS

    While the Annuitant is living, you may elect, revoke or change a settlement option at any time prior to the Annuitization Date. Upon an Annuitant's death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

    We will initiate an election, revocation or change of a settlement option upon receipt of your written request at our Variable Product Service Center.

    We reserve the right to:

        (1) refuse the election of a settlement option if total proceeds are less than $5,000;

        (2)  refuse to make payments of less than $100 each; or

        (3) make payments at less frequent intervals if payments would otherwise be less than $100 each.

    We have provided a brief description of the available settlement options above. The term "effective date" means the date as of which the proceeds are applied to a settlement option. The term "payee" means a person who is entitled to receive payment under a settlement option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the settlement option chosen;

        -   the payee's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the dollar amount of proceeds being applied to a settlement option;

        -   the settlement option selected;

        -   the age and sex of the Annuitant; and

        - the assumed interest rate used in the variable settlement option tables (5% per year).

    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "VARIABLE SETTLEMENT OPTIONS--TRANSFER OF ANNUITY UNITS" below).

    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

        (a) is the annuity unit value for the immediately preceding Valuation Period;

        (b) is the net investment factor for that Valuation Period (described below); and

        (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

        (x)   is the net result of:

            1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

            2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

            3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

            4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

        (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

        (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    VARIABLE SETTLEMENT OPTIONS--TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

    VARIABLE SETTLEMENT OPTIONS--SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable settlement option and receive the surrender value. We allow full surrenders from variable settlement options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable settlement option.

    The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

    Please refer to APPENDIX A for more information on variable annuity payments.

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YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        - receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

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TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

    OWNER CONTROL. In certain circumstances, Owners of variable annuity Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their Contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract Owner's gross income. The IRS has stated in published rulings that a variable annuity Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the Owner of a pro-rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the Owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any Owner dies on or after the Annuitization Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

        - if any Owner dies prior to the Annuitization Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

    These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural Owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

    PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

        - if distributed under a settlement option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the Annuitization Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. You should consult your tax adviser prior to selecting any optional benefit under the Contract.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

        -   the selection of certain Retirement Dates, or

        -   the exchange of a Contract.

    An Owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is a distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after-tax contributions, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to a tax-qualified plan, section 403(b) tax-sheltered annuity, governmental section 457 plan or IRA.
--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.
--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10
    PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    The Internal Revenue Service has not yet reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

    SEP IRAS. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a non-elective matching contribution on behalf of eligible employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   severance from employment,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship. A distribution of elective contributions made to a tax-sheltered annuity on account of hardship may be subject to penalties.

    DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and/or variable life insurance policies for the Company, are also registered representatives of COUNTRY Capital, broker-dealers having selling agreements with COUNTRY Capital or broker-dealers having selling agreements with such broker-dealers. COUNTRY Capital is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.

    COUNTRY Capital serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and COUNTRY Capital and is not obligated to sell any specific number of Contracts. COUNTRY Capital's principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 6% of the premiums paid under a Contract during the first Contract year, 4.5% of the premiums paid in the second through sixth Contract years and 1.25% of the premiums paid in the seventh and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of COUNTRY Capital to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2002 and 2001 and for the years then ended, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information and have been audited by Ernst & Young LLP, independent auditors. The unaudited statutory-basis financial statements of the Company as of and for the six-months ended June 30, 2003 are also contained in the Statement of Additional Information.

    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

    No financial information for the Account is included because it had no assets and incurred no liabilities as of the date of this Prospectus.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: COUNTRY Investors Variable Annuity Account.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person whose life determines the annuity benefits payable under the Contract and whose death determines the death benefit.

ANNUITIZATION DATE: The date when the Company applies the Accumulated Value under a settlement option, if the Annuitant is still living.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Owner or Annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CASH SURRENDER VALUE: The Accumulated Value less any applicable surrender charge.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): COUNTRY Investors Life Assurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at our Variable Product Service Center. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: A fixed interest option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death;

    (c) the Beneficiary's statement of election;

    (d) a copy of the Beneficiary's Form W-9; or

    (e) any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

VARIABLE PRODUCT SERVICE CENTER: The Company's administrative office at
5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9239, Des Moines, Iowa 50306.

WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at our Variable Product Service Center.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS

    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

    WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

    HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.60%, 7.20%, 9.60%, and 12.00%. Net of all expenses, these constant returns are: (2.20)%, 1.40%, 5.00%, 7.40%, and 9.80%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.80% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 5. The mortality and expense risk charge is assumed to be at an annual rate of 1.20% of the illustrated Subaccount's average daily net assets.

    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON A HYPOTHETICAL SETTLEMENT OPTION AGREEMENT AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual settlement option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled "SETTLEMENT OPTIONS--Election of Settlement Options and Annuity Payments."

    ASSUMPTIONS ON WHICH THE HYPOTHETICAL SETTLEMENT OPTION AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

        - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.60%, 7.20%, 9.60%, and 12.00%

        -   Assumed Interest Rate is 5% per year

        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity settlement option selected results in an initial variable annuity payment of $1,000

    For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "SETTLEMENT OPTIONS."

    ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "SETTLEMENT OPTIONS."

    THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity settlement option selected

        - the annuity purchase rates in the supplemental agreement on the effective date

        - the Assumed Interest Rate under the supplemental agreement on the effective date

        -   the age of the payee

        -   in most cases, the sex of the payee

    For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual settlement option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "SETTLEMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                 INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                       ASSUMING A CONSTANT RATE OF RETURN

CONTRACT      0.00% GROSS   3.60% GROSS   7.20% GROSS   9.60% GROSS   12.00% GROSS
YEAR          -2.20% NET     1.40% NET     5.00% NET     7.40% NET     9.80% NET
1               $1,000        $1,000        $1,000        $1,000         $1,000
2                  931           966         1,000         1,023          1,046
3                  868           933         1,000         1,046          1,094
4                  808           901         1,000         1,070          1,144
5                  753           870         1,000         1,095          1,196
6                  701           840         1,000         1,120          1,250
7                  653           811         1,000         1,145          1,308
8                  608           783         1,000         1,171          1,367
9                  566           756         1,000         1,198          1,430
10                 528           731         1,000         1,226          1,495
11                 491           705         1,000         1,254          1,564
12                 458           681         1,000         1,282          1,635
13                 426           658         1,000         1,312          1,710
14                 397           635         1,000         1,342          1,788
15                 370           614         1,000         1,372          1,870
16                 345           593         1,000         1,404          1,955
17                 321           572         1,000         1,436          2,045
18                 299           553         1,000         1,468          2,138
19                 278           534         1,000         1,502          2,238
20                 259           515         1,000         1,536          2,338
21                 242           498         1,000         1,571          2,445
22                 225           481         1,000         1,607          2,557
23                 210           464         1,000         1,644          2,674
24                 195           448         1,000         1,682          2,796
25                 182           433         1,000         1,720          2,924

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
ADDITIONAL CONTRACT PROVISIONS...........................................   1
      The Contract.......................................................   1
      Incontestability...................................................   1
      Misstatement of Age or Sex.........................................   1
      Non-Participation..................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................   1
      Money Market Subaccount Yields.....................................   1
      Other Subaccount Yields............................................   2
      Average Annual Total Returns.......................................   3
      Other Total Returns................................................   6
      Effect of the Administrative Charge on Performance Data............   6
LEGAL MATTERS............................................................   6
EXPERTS..................................................................   7
OTHER INFORMATION........................................................   7
FINANCIAL STATEMENTS.....................................................   7

                                    SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                               TEAR AT PERFORATION

                      STATEMENT OF ADDITIONAL INFORMATION

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY

                                  Home Office
                          1711 G.E. Road, PO Box 2000
                       Bloomington, Illinois, 61702-2000

                        Variable Product Service Center
                                  PO Box 9239
                             Des Moines, Iowa 50306
                                 1-888-349-4658

                   COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by COUNTRY Investors Life Assurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number as shown above.

                               September 15, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ADDITIONAL CONTRACT PROVISIONS.............................................    1
      The Contract.........................................................    1
      Incontestability.....................................................    1
      Misstatement of Age or Sex...........................................    1
      Non-Participation....................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................    1
      Money Market Subaccount Yields.......................................    1
      Other Subaccount Yields..............................................    2
      Average Annual Total Returns.........................................    3
      Other Total Returns..................................................    6
      Effect of the Administrative Fee On Performance Data.................    6
LEGAL MATTERS..............................................................    6
EXPERTS....................................................................    7
OTHER INFORMATION..........................................................    7
FINANCIAL STATEMENTS.......................................................    7

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative charge and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and
               unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

     ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

     UV   =    the unit value for the first day of the seven-day period.

     Effective Yield = (1 + ((NCS - ES)/UV)) TO THE POWER OF 365/7 - 1

     Where:

     NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and
               unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

     ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

     UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the Subaccount units less Subaccount expenses for the period; by

        2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield = 2 X ((((NI - ES)/(U X UV)) + 1) TO THE POWER OF 6 - 1)

     Where:

     NI   =    net investment income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

     ES   =    expenses of the subaccount for the 30-day or one-month period.

     U    =    the average number of units outstanding.

     UV   =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The surrender charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

    For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:

     TR = (ERV/P)TO THE POWER OF 1/N - 1

     Where:

     TR   =    the average annual total return net of subaccount recurring charges.

     ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

     P    =    a hypothetical initial payment of $1,000.

     N    =    the number of years in the period.

    INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Contract.

    The table below provides adjusted historic average annual total return information for the corresponding Investment Option in which each of the Subaccounts invest for the period ended December 31, 2002. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge and annual administrative charge under the Contract.

                                                                                         SINCE          INVESTMENT
                                                                                       INVESTMENT         OPTION
                                                                                         OPTION         INCEPTION
           INVESTMENT OPTION                  1 YEAR         5 YEARS     10 YEARS      INCEPTION           DATE
American Century
  VP Ultra-Registered Trademark- Fund            -29.52%            --       --             -21.48%     05/01/01
COUNTRY Mutual Funds Trust
  COUNTRY VP Balanced Fund(1)                   *              *           *              *                 *
  COUNTRY VP Bond Fund(1)                       *              *           *              *                 *
  COUNTRY VP Growth Fund(1)                     *              *           *              *                 *
  COUNTRY VP Short-Term Bond Fund(1)            *              *           *              *                 *
Dreyfus
  VIF Appreciation Portfolio -- Initial
  Share Class                                    -23.94          -0.80%      --               8.69      04/05/93
  VIF Developing Leaders Portfolio --
  Initial Share Class                            -26.18          -2.05    11.07%             22.98      08/31/90
  VIF Disciplined Stock Portfolio --
  Initial Share Class                            -29.42          -4.24       --               4.02      04/30/96
  VIF Growth and Income Portfolio --
  Initial Share Class                            -31.95          -4.91       --               6.72      05/02/94
  VIF International Equity Portfolio --
  Initial Share Class                            -23.22          -6.11       --              -0.72      05/02/94
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                            -26.13          -3.64     7.07               9.08      10/15/90
  High Grade Bond Portfolio                       -0.61           4.48     5.87               7.26      10/17/87
  Managed Portfolio                              -10.07           1.04     7.04               7.39      10/17/87
  Money Market Portfolio                          -7.32           1.45     2.68               2.95      02/20/90
  Strategic Yield Portfolio                       -3.35           2.16     6.21               7.77      10/17/87

                                                                                         SINCE          INVESTMENT
                                                                                       INVESTMENT         OPTION
                                                                                         OPTION         INCEPTION
           INVESTMENT OPTION                  1 YEAR         5 YEARS     10 YEARS      INCEPTION           DATE
Fidelity Variable Insurance Products
Funds
  VIP Contrafund Portfolio -- Initial
  Class                                          -17.09%          1.17%      --              10.77%     01/03/95
  VIP Growth Portfolio -- Initial Class          -36.39          -2.86     6.94%              8.33      10/09/86
  VIP Growth & Income Portfolio --
  Initial Class                                  -23.84          -1.77       --               3.10      12/31/96
  VIP Index 500 Portfolio -- Initial
  Class                                          -29.09          -3.34     7.54               7.88      08/27/92
  VIP Mid Cap Portfolio -- Service
  Class 2(2)                                     -17.71             --       --              12.47      12/29/98
  VIP Overseas Portfolio -- Initial
  Class                                          -27.26          -6.41     3.20               2.92      01/28/87
Franklin Templeton
  Franklin Real Estate Fund --
  Class 2(3)                                      -6.47          -0.08     8.54               8.73      01/24/89
  Franklin Small Cap Fund -- Class 2(3)          -35.07          -2.48       --               4.84      11/01/95
  Franklin Small Cap Value Securities
  Fund -- Class 2(3)                             -17.01             --       --              -1.94      05/01/98
  Franklin U.S. Government Fund --
  Class 2(3)                                       0.69           4.31     5.55               6.34      03/14/89
  Mutual Shares Securities Fund --
  Class 2(3)                                     -19.38           1.43       --               4.76      11/08/96
  Templeton Growth Securities Fund --
  Class 2(3)                                     -25.59          -1.06       --               4.86      03/15/94
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                -7.63             --       --               2.04      09/28/01
  JPMorgan Small Company Portfolio               -28.53          -5.19       --               5.58      01/03/95
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio         -27.97             --       --             -11.68      04/27/00
  S&P MidCap 400 Index Portfolio                 -22.48             --       --              -1.07      05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                        -20.60          -0.10       --               9.58      03/31/94
  Mid-Cap Growth Portfolio                       -28.16           2.28       --               5.54      12/31/96
  New America Growth Portfolio                   -34.72          -7.92       --               4.57      03/31/94
  Personal Strategy Balanced Portfolio           -15.65           0.75       --               7.82      12/30/94
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                  -25.40          -6.67       --              -0.62      03/31/94

    (1) As of December 31, 2002, COUNTRY VP Balanced Fund, Bond Fund, Growth Fund and Short-Term Bond Fund had not commenced operations; therefore no performance information has been presented for the portfolios. However, comparable performance information for each portfolio is set forth in the prospectus for COUNTRY Mutual Funds Trust. Please read the prospectus for COUNTRY Mutual Funds Trust for more information.

    (2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

    (3) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.

    The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

      CTR = (ERV/P) - 1

      Where:

      CTR    =      The cumulative total return net of subaccount recurring charges for the period.

      ERV    =      The ending redeemable value of the hypothetical investment at the end of the period.

      P      =      A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

    We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------

LEGAL MATTERS
--------------------------------------------------------------------------------

    All matters relating to Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Paul M. Harmon, Esquire, General Counsel and Secretary of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------

    The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2002 and 2001 and for the years then ended appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The unaudited statutory-basis financial statements of the Company as of and for the six-months ended June 30, 2003 are also contained in the Statement of Additional Information. No financial information for the Account is included because the Account had no assets and incurred no liabilities as of the date of this Statement of Additional Information.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                    COUNTRY Investors Life Assurance Company

                  Balance Sheets - Statutory-Basis (Unaudited)


                                                                            JUNE 30        DECEMBER 31
                                                                             2003              2002
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

ADMITTED ASSETS
Cash and investments:
   Bonds                                                                     $1,216,984       $1,140,926
   Common stocks                                                                      1                1
   Short-term investments                                                        37,475           47,319
   Policy loans                                                                  10,107           10,212
   Cash on deposit (overdraft)                                                   (2,523)            (167)
                                                                       ------------------------------------
                                                                              1,262,044        1,198,291
Accrued investment income                                                        14,893           15,024
Federal income taxes recoverable, including net deferred tax asset (2003 - $1,426,000; 2002 - $1,899,000)
                                                                                  2,007            3,662
Other                                                                                72               89
                                                                       ------------------------------------
                                                                             $1,279,016       $1,217,066
                                                                       ====================================
LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves:
   Annuity                                                                   $  760,853       $  728,984
   Life                                                                         360,206          350,333
   Supplementary contracts without life contingencies                            52,839           37,257
                                                                       ------------------------------------
                                                                              1,173,898        1,116,574

Policy and contract claims                                                          731            1,481
General liabilities and accrued expenses:
   Interest maintenance reserve                                                   3,704            3,187
   Accrued expenses and other liabilities                                         9,409            5,354
   Due to affiliates                                                                 22              436
                                                                       ------------------------------------
                                                                              1,187,764        1,127,032
Asset valuation reserve                                                           3,405            1,550
                                                                       ------------------------------------
                                                                              1,191,169        1,128,582
Capital and surplus:
   Common stock - Par value $75 per share, authorized -
    200,000 shares, issued\and outstanding - 40,000
    shares (owned by COUNTRY Life Insurance Company)
                                                                                  3,000            3,000
   Additional paid-in surplus                                                    27,000           27,000
   Unassigned surplus                                                            57,847           58,484
                                                                       ------------------------------------
                                                                                 87,847           88,484
                                                                       ------------------------------------
                                                                             $1,279,016       $1,217,066
                                                                       ====================================

SEE ACCOMPANYING NOTE.

                    COUNTRY Investors Life Assurance Company

               Statements of Income - Statutory-Basis (Unaudited)


                                                                              JUNE 30           JUNE 30
                                                                                2003             2002
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
PREMIUM INCOME
Annuity                                                                      $  58,236        $  63,402
Life                                                                            16,075           13,397
                                                                       ------------------------------------
                                                                                74,311           76,799
Net investment income                                                           36,706           37,638
                                                                       ------------------------------------
Total income                                                                   111,017          114,437

BENEFITS PAID OR PROVIDED
Annuity benefits                                                                43,306           25,679
Life benefits                                                                   12,227           12,373
Increase in policy reserves                                                     41,742           62,607
                                                                       ------------------------------------
                                                                                97,275          100,659
Cost of serving policyholders, administering insurance
   protection, and obtaining new insurance                                      10,064            9,065
                                                                       ------------------------------------
Total insurance expenses                                                       107,340          109,724
                                                                       ------------------------------------
Income before income taxes and net realized
   capital losses                                                                3,678            4,713
Income taxes                                                                     1,285            2,202
                                                                       ------------------------------------
Income before net realized capital losses                                        2,393            2,511
Net realized capital losses                                                     (2,685)            (833)
                                                                       ------------------------------------
Net income (loss)                                                           $     (292)        $  1,678
                                                                       ====================================

SEE ACCOMPANYING NOTE.

                    COUNTRY Investors Life Assurance Company

   Statements of Changes in Capital and Surplus - Statutory-Basis (Unaudited)


                                                                              JUNE 30         DECEMBER 31
                                                                                2003             2002
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

Capital and surplus at beginning of period                                    $88,484          $84,936

Net income (loss)                                                                (292)             310
Net unrealized capital gains (losses)                                           1,312             (381)
Increase in net deferred income tax asset                                       1,371            1,240
Decrease (increase) in asset valuation reserve                                 (1,855)           1,593
Decrease (increase) in nonadmitted assets                                      (1,173)             786
                                                                       ------------------------------------
Net increase (decrease)                                                          (637)           3,548
                                                                       ------------------------------------
Capital and surplus at end of period                                          $87,847          $88,484
                                                                       ====================================


SEE ACCOMPANYING NOTE.

                    COUNTRY Investors Life Assurance Company

             Statements of Cash Flows - Statutory-Basis (Unaudited)


                                                                             JUNE 30         DECEMBER 31
                                                                               2003             2002
                                                                       ------------------------------------
                                                                                   (IN THOUSANDS)
OPERATING ACTIVITIES
Premiums received                                                            $  74,342        $ 145,748
Net investment income received                                                  38,036           76,820
Insurance benefits paid                                                        (55,290)         (78,335)
General insurance expenses paid                                                (10,120)         (19,109)
Federal income taxes paid (received)                                                58           (2,976)
                                                                       ------------------------------------
Net cash provided by operating activities                                       47,026          122,148

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments                                    146,287          276,864
Purchase of investments                                                       (219,876)        (391,291)
Net decrease in policy loans                                                       104              102
Other - Net                                                                          -              229
                                                                       ------------------------------------
Net cash used in investing activities                                          (73,485)        (114,096)
FINANCING AND MISCELLANEOUS ACTIVITIES
Deposits on deposit-type contract funds and other
   liabilities without life or disability
   contingencies - Net                                                          14,589            4,782
Other - Net                                                                       (330)          (2,931)
                                                                       ------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                                   14,259            1,851
                                                                       ------------------------------------
Increase (decrease) in cash (overdraft) and short-term investments
                                                                               (12,200)           9,903
Cash (overdraft) and short-term investments at beginning of period
                                                                                47,152           37,249
                                                                       ------------------------------------
Cash (overdraft) and short-term investments at end of period
                                                                             $  34,952        $  47,152
                                                                       ====================================

SEE ACCOMPANYING NOTE.

                    COUNTRY Investors Life Assurance Company

                    Notes to Financial Statements (Unaudited)



1.  BASIS OF PRESENTATION

The accompanying unaudited statutory-basis financial statements of COUNTRY Investors Life Assurance Company (the Company) have been prepared in conformity with the accounting practices prescribed or permitted by the Illinois Insurance Department (the Department), which practices vary from accounting principles generally accepted in the United States (GAAP). These statutory-basis financial statements do not include all of the information and notes required by the Department for complete financial statements. Our financial statements include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of our financial position and results of operations. Operating results for the six-month period ended June 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. We encourage you to refer to our statutory-basis financial statements and notes for the year ended December 31, 2002, for a complete description of our material accounting policies.

                         Report of Independent Auditors

Board of Directors
COUNTRY Investors Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2002 and 2001, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department.

As discussed in Note 2 to the financial statements, in 2001, the Company changed various accounting policies to be in accordance with the revised NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL, as adopted by the Illinois Insurance Department.

                                                           /s/ Ernst & Young LLP

March 26, 2003

                    COUNTRY Investors Life Assurance Company

                        Balance Sheets - Statutory-Basis

                                                                      DECEMBER 31
                                                               2002               2001
                                                           --------------------------------
                                                                    (IN THOUSANDS)
ADMITTED ASSETS
Cash and investments (NOTE 3):
   Bonds                                                   $    1,140,926    $    1,027,507
   Common stocks                                                        1                 1
   Short-term investments                                          47,319            37,247
   Policy loans                                                    10,212            10,314
   Receivable for securities                                            -               195
   Cash on deposit (overdraft)                                       (167)                2
                                                           --------------------------------
                                                                1,198,291         1,075,266
Accrued investment income                                          15,024            15,863
Federal income taxes recoverable, including net deferred
   tax asset (2002 - $1,899,000; 2001 - $624,000)                   3,662             1,333
Other                                                                  89                77
                                                           --------------------------------
                                                           $    1,217,066    $    1,092,539
                                                           ================================

LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves:
   Annuity                                                 $      728,984    $      631,104
   Life                                                           350,333           333,077
   Supplementary contracts without life contingencies              37,257            30,875
                                                           --------------------------------
                                                                1,116,574           995,056

Policy and contract claims                                          1,481               986
General liabilities and accrued expenses:
   Interest maintenance reserve                                     3,187                 -
   Accrued expenses and other liabilities                           5,354             6,772
   Due to affiliates                                                  436             1,645
                                                           --------------------------------
                                                                1,127,032         1,004,459
Asset valuation reserve                                             1,550             3,144
                                                           --------------------------------
                                                                1,128,582         1,007,603
Contingencies (NOTES 6, 7, AND 8)

Capital and surplus (NOTE 6):
   Common stock - Par value $75 per share,
     authorized - 200,000 shares, issued
     and outstanding - 40,000 shares
     (owned by COUNTRY Life Insurance Company)                      3,000             3,000
   Additional paid-in surplus                                      27,000            27,000
   Unassigned surplus                                              58,484            54,936
                                                           --------------------------------
                                                                   88,484            84,936
                                                           --------------------------------
                                                           $    1,217,066    $    1,092,539
                                                           ================================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                     Statements of Income - Statutory-Basis

                                                                YEAR ENDED DECEMBER 31
                                                                 2002             2001
                                                           --------------------------------
                                                                   (IN THOUSANDS)
PREMIUM INCOME
Annuity                                                    $      118,692    $       70,550
Life                                                               27,057            24,336
                                                           --------------------------------
                                                                  145,749            94,886
Net investment income (NOTE 3)                                     74,714            72,946
                                                           --------------------------------
Total income                                                      220,463           167,832

BENEFITS PAID OR PROVIDED
Annuity benefits                                                   55,419            46,966
Life benefits                                                      25,010            24,285
Increase in policy reserves                                       115,137            73,255
                                                           --------------------------------
                                                                  195,566           144,506
Cost of serving policyholders, administering insurance
   protection, and obtaining new insurance                         18,148            15,085
                                                           --------------------------------
Total insurance expenses                                          213,714           159,591
                                                           --------------------------------
Income before income taxes and net realized
   capital losses                                                   6,749             8,241
Income taxes (NOTE 4)                                               2,319             4,011
                                                           --------------------------------
Income before net realized capital losses                           4,430             4,230
Net realized capital losses (NOTE 3)                               (4,120)           (1,911)
                                                           --------------------------------
Net income                                                 $          310    $        2,319
                                                           ================================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

         Statements of Changes in Capital and Surplus - Statutory-Basis

                                                                    YEAR ENDED DECEMBER 31
                                                                    2002             2001
                                                               --------------------------------
                                                                        (IN THOUSANDS)
Capital and surplus at beginning of year                       $       84,936    $       82,655

Net income                                                                310             2,319
Net unrealized capital losses                                            (381)           (2,563)
Increase in net deferred income tax asset                               1,240               293
Decrease in asset valuation reserve                                     1,593             2,514
Decrease (increase) in nonadmitted assets                                 786              (951)
Cumulative effect of changes in accounting
   principles (NOTE 2)                                                      -               669
                                                               --------------------------------
Net increase                                                            3,548             2,281
                                                               --------------------------------
Capital and surplus at end of year                             $       88,484    $       84,936
                                                               ================================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                   Statements of Cash Flows - Statutory-Basis

                                                                   YEAR ENDED DECEMBER 31
                                                                    2002             2001
                                                               --------------------------------
                                                                        (IN THOUSANDS)
OPERATING ACTIVITIES
Premiums received                                              $      145,748    $       94,888
Net investment income received                                         76,820            74,478
Insurance benefits paid                                               (78,335)          (68,381)
General insurance expenses paid                                       (19,109)          (14,789)
Federal income taxes paid                                              (2,976)           (3,535)
                                                               --------------------------------
Net cash provided by operating activities                             122,148            82,661

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments                           276,864           176,907
Purchase of investments                                              (391,291)         (225,303)
Net decrease in policy loans                                              102               428
Other - Net                                                               229             1,143
                                                               --------------------------------
Net cash used in investing activities                                (114,096)          (46,825)

FINANCING AND MISCELLANEOUS ACTIVITIES
Deposits (withdrawals) on deposit-type
  contract funds and other liabilities without
  life or disability contingencies - Net                                4,782            (3,536)
Other - Net                                                            (2,931)            1,091
                                                               --------------------------------
Net cash provided by (used in) financing and
  miscellaneous activities                                              1,851            (2,445)
                                                               --------------------------------
Increase in cash (overdraft) and short-term investments                 9,903            33,391
Cash (overdraft) and short-term investments at
  beginning of year                                                    37,249             3,858
                                                               --------------------------------
Cash (overdraft) and short-term investments at end
  of year                                                      $       47,152    $       37,249
                                                               ================================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                          Notes to Financial Statements

                           December 31, 2002 and 2001


1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

COUNTRY Investors Life Assurance Company (COUNTRY Investors), an Illinois domiciled life/health insurance company, is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).

COUNTRY Investors' primary business is the sale of interest-sensitive life insurance and annuity products through approximately 1,600 agents. Life insurance premiums represent approximately 13% of total premium income, while annuity and supplementary contract premiums make up the remaining 87% of total premium income. Although COUNTRY Investors is licensed in 35 states, approximately 85% of premium income is written in Illinois.

USE OF ESTIMATES

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future, as more information becomes known which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

COUNTRY Investors' financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department (the Department). Such practices vary from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed-maturity investments would be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments would be reported at amortized cost, and the remaining fixed-maturity investments would be reported at fair value with unrealized holding gains and losses reported in income for those designated as trading and in stockholder's equity for those designated as available-for-sale.

Fair values of certain investments in common stocks are based on values specified by the NAIC, rather than on actual or estimated fair values.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

VALUATION RESERVES

Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. At December 31, 2002, COUNTRY Investors has an IMR balance of $3,187,000. At December 31, 2001, COUNTRY Investors had a negative IMR balance of $198,000, which had been recorded as a nonadmitted asset.

The "asset valuation reserve" is determined by an NAIC-prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

NONADMITTED ASSETS

Certain assets designed as nonadmitted, principally certain deferred tax assets, and other assets not specifically identified as an admitted asset with the ACCOUNTING PRACTICES AND PROCEDURES MANUAL are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

UNIVERSAL LIFE AND ANNUITY POLICIES

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

DEFERRED INCOME TAXES

Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is charged directly to unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, a valuation allowance is established for deferred tax assets not realizable, and the change in net deferred taxes is charged to earnings.

STATEMENTS OF CASH FLOWS

The statements of cash flows are prepared in accordance with regulatory requirements. Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS

Investments are stated at values prescribed by the NAIC as follows:

     Bonds not backed by loans are principally stated at amortized cost using the interest method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment.

     Short-term investments are reported at amortized cost and include investments with maturities of one year or less at the date of acquisition.

     Policy loans are reported at unpaid balances.

Realized capital gains and losses are determined using the specific identification basis.

Unrealized gains and losses in common stocks are reported directly in unassigned surplus and do not affect operations.

COUNTRY Investors participates, through a trustee, in a security lending program with major securities brokers. COUNTRY Investors maintains collateral equal to or greater than the fair value of the securities loaned. At December 31, 2002 and 2001, bonds with a fair value of $53,903,000 and $30,870,000, respectively, were loaned under this program. At December 31, 2002 and 2001, the collateral was not recorded by COUNTRY Investors.

INVESTMENT INCOME

Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or discount.

POLICY RESERVES

Annuity and supplementary contract policy reserves are provided for based on the amount of the net premiums received plus accumulated interest. Life policy reserves, principally for interest-sensitive life policies, are based generally on the policyholders' account value.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of the financial instruments approximates their fair value except for bonds, stocks and investment-type insurance contract liabilities. The carrying value and the fair value of bonds and stocks are disclosed in Note 3. The carrying value of investment-type insurance contract liabilities was $757,000 and $651,000 at December 31, 2002 and 2001, respectively. The fair value of investment-type insurance contract liabilities was $740,000 and $639,000 at December 31, 2002 and 2001, respectively.

2.  ACCOUNTING CHANGES

COUNTRY Investors prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the state of Illinois. Effective January 1, 2001, the state of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory basis financial statements in accordance with the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL, subject to any deviations prescribed or permitted by the Department.

Accounting changes adopted to conform to the provisions of the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, COUNTRY Investors reported a change of accounting principle, as an adjustment that increased capital and surplus, of $669,000 as of January 1, 2001. Included in this total adjustment are increases in capital and surplus of approximately $620,000 related to net deferred tax assets and $49,000 related to a guaranty fund receivable for premium tax offsets.

3.  INVESTMENTS

The carrying value and the fair value of investments in bonds are summarized as follows:

                                                        GROSS          GROSS
                                        CARRYING      UNREALIZED     UNREALIZED        FAIR
                                          VALUE          GAINS         LOSSES          VALUE
                                      ---------------------------------------------------------
                                                          (IN THOUSANDS)
At December 31, 2002:
   U.S. government and agencies       $     91,256   $     10,900   $        280   $    101,876
   State and political subdivisions         17,802            517              -         18,319
   Foreign governments                       2,975            282              -          3,257
   Corporate securities                    627,073         48,448          9,815        665,706
   Mortgage-backed securities              401,820         15,603          2,708        414,715
                                      ---------------------------------------------------------
                                      $  1,140,926   $     75,750   $     12,803   $  1,203,873
                                      =========================================================
At December 31, 2001:
   U.S. government and agencies       $    105,983   $      8,232   $         52   $    114,163
   State and political subdivisions         13,629            259              5         13,883
   Foreign governments                      11,570          1,817              -         13,387
   Corporate securities                    656,437         25,715          5,138        677,014
   Mortgage-backed securities              239,888          8,613          1,653        246,848
                                      ---------------------------------------------------------
                                      $  1,027,507   $     44,636   $      6,848   $  1,065,295
                                      =========================================================

The amortized cost of bonds at December 31, 2002 and 2001, has been reduced by an adjustment of $3,149,000 and $2,563,000, respectively, to derive the carrying amount of bonds in the balance sheets.

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of bonds at December 31, 2002, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                  CARRYING           FAIR
                                                                   VALUE             VALUE
                                                               --------------------------------
                                                                         (IN THOUSANDS)
Maturity:
  In 2003                                                      $       55,885    $       56,444
  In 2004-2007                                                        367,915           388,202
  In 2008-2012                                                        184,037           204,370
  After 2012                                                          131,269           140,142
Mortgage-backed securities                                            401,820           414,715
                                                               --------------------------------
                                                               $    1,140,926    $    1,203,873
                                                               ================================

Proceeds from sales of investments in bonds during 2002 and 2001 were $57,145,000 and $31,688,000, respectively; gross gains of $4,892,000 and
$329,000 and gross losses of $6,054,000 and $3,806,000 were realized on those sales, respectively.

At December 31, 2002 and 2001, investments in bonds, with an admitted asset value of $6,198,000 and $6,276,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2002, COUNTRY Investors held unrated or less-than-investment grade corporate bonds of $67,189,000, with an aggregate fair value of $58,674,000. Those holdings amounted to approximately 5.9% of COUNTRY Investors' investments in bonds and approximately 5.5% of COUNTRY Investors' total admitted assets. COUNTRY Investors performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Net realized capital gains (losses) are summarized as follows:

                                                   2002          2001
                                                ------------------------
                                                     (IN THOUSANDS)
Bonds:
   Gross gains                                  $    5,549    $      801
   Gross losses                                     (7,335)       (3,811)
                                                ------------------------
                                                    (1,786)       (3,010)
Amounts transferred from (to) IMR                   (2,959)           45
Income taxes                                           625         1,054
                                                ------------------------
Net realized capital losses                     $   (4,120)   $   (1,911)
                                                ========================

Major categories of net investment income are summarized as follows:

                                                   2002          2001
                                                ------------------------
                                                    (IN THOUSANDS)
Bonds                                           $   74,579    $   72,749
Short-term investments                                 996           833
Policy loans                                           727           753
Other                                                   91           101
Amortization of IMR                                   (426)         (383)
                                                ------------------------
Total investment income                             75,967        74,053
Investment expenses                                 (1,253)       (1,107)
                                                ------------------------
Net investment income                           $   74,174    $   72,946
                                                ========================

4.  FEDERAL INCOME TAXES

COUNTRY Investors files a consolidated federal income tax return with COUNTRY Life. Allocation of the consolidated tax liability to each member of the consolidated group is based upon that company's separate return tax liability as a percentage of the total of the group's separate return tax liability.

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $2,461,000 and $1,795,000 from 2002 and 2001, respectively.

The components of the net deferred tax asset at December 31, 2002 and 2001, are as follows (in thousands):

                                                   2002          2001
                                                ------------------------
Gross deferred tax assets                       $    8,330    $    7,843
Gross deferred tax liabilities                          (8)         (966)
Deferred tax assets nonadmitted                     (6,423)       (6,253)
                                                ------------------------
Deferred tax assets admitted                    $    1,899    $      624
                                                ========================

Deferred tax assets nonadmitted increased $170,000 and $290,000 in 2002 and 2001, respectively. The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities for 2002 and 2001 are as follows (in thousands):

                                                   2002          2001
                                                ------------------------
Change in deferred tax assets                   $     (487)   $     (301)
Change in deferred tax liabilities                    (753)          115
                                                ------------------------
Net change in deferred taxes                        (1,240)         (186)
Current income tax expense                           2,319         4,011
                                                ------------------------
Total                                           $    1,079    $    3,825
                                                ========================

COUNTRY Investor's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense in 2002 and 2001 for the following reasons (in thousands):

                                                   2002          2001
                                                ------------------------
Expected federal income tax expense             $    2,362    $    2,884
Change in nonadmitted assets                           335           188
Basis adjustment on bonds disposed                    (875)          192
IMR amortization                                      (149)         (134)
Other, net                                            (594)          695
                                                ------------------------
Total                                           $    1,079    $    3,825
                                                ========================

5.  RELATED-PARTY TRANSACTIONS

The individuals who comprise COUNTRY Investors' Board of Directors also comprise the Board of Directors of the affiliated companies of IAA, the IAHC, COUNTRY Life, COUNTRY Medical Plans, Inc., CC Services, Inc., COUNTRY Mutual Insurance Company (COUNTRY Mutual), COUNTRY Casualty Insurance Company, COUNTRY Preferred Insurance Company, and COUNTRY Trust Bank. Certain members of COUNTRY Investors' Board of Directors also comprise the Board of Directors of COUNTRY Capital Management Company, the Illinois Agricultural Service Company, and Agrivisor Services, Inc. Certain officers of COUNTRY Mutual comprise the majority of the members of the Boards of Directors of Middlesex Mutual Assurance Company and its wholly owned subsidiary, Midfield Corporation. Certain officers of COUNTRY Mutual and COUNTRY Trust Bank comprise a majority of the members of the Boards of Directors of Holyoke Mutual Insurance Company in Salem and its wholly owned subsidiary, Holyoke Square, Inc. Certain officers of COUNTRY Mutual comprise a majority of the members of the Boards of Directors of MSI Preferred Insurance Company, MSI Preferred Services, Inc., Mutual Service Casualty Insurance Company, and Modern Service Insurance Company. Also, certain officers of COUNTRY Life comprise the majority of the members of the Board of Directors of Mutual Service Life Insurance Company. Net expenses paid or accrued to affiliated companies totaled $16,202,000 and $13,408,000 in 2002 and 2001, respectively.

6.  CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At
December 31, 2002, COUNTRY Investors meets the RBC requirements.

The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

7.  CONTINGENCIES

In the normal course of business, COUNTRY Investors is involved in policy and nonpolicy-related litigation. In the opinion of COUNTRY Investors' management, based on the advice of counsel, any potential settlements are either adequately provided for in the financial statements or would not have a material adverse impact on the financial statements.

In 1999, COUNTRY Investors recorded a liability as a direct charge to unassigned surplus for its share of a settlement for a class action litigation brought against COUNTRY Life and COUNTRY Investors several years ago. The liability represents an estimate of the settlement, plus legal and other costs less recoveries. The liability amounted to $833,000 and $2,791,000 at December 31, 2002 and 2001, respectively.

8.  GUARANTY FUND ASSESSMENTS

COUNTRY Investors is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2002 and 2001, COUNTRY Investors has accrued $1,432,000 and $1,917,000, respectively, for guaranty fund assessments. A receivable for future premium tax deductions related to these assessments of $44,000 and $48,000 was recorded at December 31, 2002 and 2001, respectively. Expenses incurred for guaranty fund assessments were a credit of $568,000 in 2002 and an expense of $45,000 in 2001.